SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Wells Fargo Intrinsic World Equity Fund (the “Fund”)

At a meeting held on February 24-26, 2021, the Board of Trustees of Wells Fargo Funds Trust unanimously approved the liquidation of the Fund.

Effective at the close of business on March 1, 2021, the Fund is closed to new investors and additional investments from existing shareholders, except that existing retirement plans, benefit plans and retirement plan platforms may continue to add new participants and make additional purchases until the Fund’s liquidation.

The liquidation of the Fund is expected to occur after close of business on or about April 23, 2021. Shareholders of the Fund on the date of liquidation will receive a distribution of their account proceeds in complete redemption of their shares.

March 1, 2021	IEIT031/P304SP3